Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 13 — Commitments and Contingencies

Employment Agreements

AGRL entered into employment agreements with five executive officers: Mr. Lam (Chairman of the Board), Leong Siak Hung (Chief Executive Officer), Li Chun Ming (Chief Financial Officer), Mr. Vong (Director), and Lam Chou In (Operating Officer) that became effective upon the closing of the acquisition of AGRL. Upon the closing of the acquisition of King’s Gaming, Iao Kun has entered into two additional employments contracts with Mr. Mok and Mr. Wong. Upon the closing of the acquisition of Bao Li, the Company entered into employment agreements with Mr. Lou and Mr. Lei. In February 2012, the Board amended the employment contracts with Mr. Lam, Leong Siak Hung, Li Chun Ming , Mr. Vong, Lam Chou In, Ip Ching Wah, Mr. Mok and Mr. Wong effective January 1, 2012 to increase their respective annual salaries. These employment agreements were further amended effective July 1, 2013 to increase annual salaries. Upon the acquisition of the Oriental VIP Room, the Company entered into a 5 year employment agreement with Vong Veng Im. Beginning July 1, 2013, the Company entered into a two year employment agreement with Chien Lee, Chief Strategic Officer, which was terminated on June 9, 2014. Upon termination the Company entered into a consulting agreement with Mr. Chien under similar terms. The employment agreements for Chief Executive Officer and Chief Financial Officer expired in February 2013 and are continuing on the same terms (subject to increases) on a month to month basis. The agreements with Mr. Lam, Mr. Vong and Lam Chou In expired on February 2, 2015 and are continuing on the same terms on a month to month basis..

Annual minimum compensation for the terms of the employment agreements for terms greater than one year, as amended, is as follows:

2015	$723,592
2016	448,000
2017	340,000
2018	62,000
Total	$1,573,592

Each executive is entitled to paid vacation in accordance with AGRL’s policies and other customary benefits. The employment agreements provide that the executive, during the period of five years following the termination of his employment (three years in the case of Messrs. Leong and Li), shall not compete with AGRL or solicit any of its employees. The agreements with each of Leong Siak Hung, Li Chun Ming Raymond, Lam Man Pou, Vong Hon Kun and Lam Chou In contain provisions prohibiting the executives, during their respective terms of employment, from selling, hypothecating or otherwise transferring more than 20% of any Ordinary Shares that may be transferred to them by Spring Fortune from shares it received or receives as a result of the acquisition. If an executive’s employment is terminated for any reason prior to the expiration of the employment term, or if the executive breaches the confidentiality and non-competition and non-solicitation provisions of his employment agreement, the executive is obligated to transfer and assign to the Company all securities then held by him and all rights to receive securities in the future, which securities will be canceled.

Total compensation charged to operations during the years ended December 31, 2014, 2013 and 2012, related to these employment contracts were $1,340,803, $1,166,217 and $1,063,256, respectively.

Office Lease

The Company has office leases in Hong Kong and Macau for executive offices which expire in September 2015 and April 2016, respectively. The Company also rents a storage space on a month to month basis for $1,547 per month. Minimum future lease payments are $68,445 and $11,864 for the years ended December 31, 2015 and 2016, respectively. Rent expense was $93,519, $83,969 and $66,753 for the year ended December 31, 2014, 2013 and 2012, respectively.

Gaming Table Rentals

Starting from August 1, 2013, the Company pays a monthly rental of approximately $425,000 for six gaming tables in its Oriental VIP Room in order to have a greater percentage of revenue sharing. Beginning in January 2015, the Company reduces the gaming tables from six to four gaming tables in its Oriental VIP Room. Rental expense charged to operations for gaming table rentals was $5,106,581, $2,127,193 and $0 for the years ended December 31, 2014, 2013 and 2012, respectively.

Revenue Sharing

Beginning in September 2012, the Company has adopted a new program to allow certain cash basis junket agents (non-marker) to share in the risk of wins and losses in the VIP gaming rooms. The maximum percentage of sharing that the junket agent may elect to share in the risk of wins and losses is limited to their percentage of rolling chip turnover during the previous month. The junket agent must make its election by the second day of the subsequent month and may elect from zero percent to the maximum percent. A total of approximately $1,078,000 was recorded as additional commission expense in January 2015 for participating junket agents based on December 2014 rolling chip turnover. Due to fluctuations in wins and losses as well as the agents’ participation, levels, the total amount of revenues and losses shared as well as their percentage of rolling chip turnover may fluctuate significantly.

Certain Risks and Uncertainties

The Group’s operations are dependent on the annual renewal of the gaming licenses by the Macau SAR to the Promoter Companies and the registration of the Collaborator by the licensed gaming promoter. The tenure of the Promotion Entities acting as gaming promoters and collaborator for the Casinos is subject to the Gaming Representative / Gaming Promoter Arrangements and Collaborator Agreement.

The Group may not be able to collect all of their markers receivable from the junket agents. Management expects that the Group will be able to enforce these obligations only in a limited number of jurisdictions, including Macau. To the extent that junket agents of the Group, through the Promotion Entities, are from other jurisdictions, the Group may not have access to a forum in which they will be able to collect all of their markers receivable because, among other reasons, courts of many jurisdictions do not enforce gaming debts and the Group may encounter forums that will refuse to enforce such debts. The Group’s inability to collect gaming debts could have a significant negative impact on their operating results.

The Group receives all of their revenue from Casino Operators within the Asia-Pacific Region. If economic conditions in these areas were to decline materially or additional casino licenses to new Casino Operators were awarded in these locations, the Group’s consolidated results of operations could be materially affected.